UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of report
              (Date of earliest event reported): December 22, 2000

                          OCWEN ASSET INVESTMENT CORP.
             (Exact name of registrant as specified in its charter)


             Florida                      1-14043                65-0785313
   (State or other jurisdiction         (Commission          (I.R.S. Employer
         of incorporation)              File Number)        Identification No.)


    1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida      33401
            (Address of principal executive office)              (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000


                                       N/A
          (Former name or former address, if changed since last report)


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                             EXHIBIT INDEX ON PAGE 4

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ITEM 5.    OTHER EVENTS

The news release of the Registrant dated December 22, 2000, announcing that the Registrant successfully completed its tender offer and consent solicitation on December 21, 2000 is attached hereto and filed herewith as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) - (b)  Not applicable.


(c)        Exhibits

           The following exhibits are filed as part of this report:

           99.1 Text of a press release by the Registrant dated December 22, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       OCWEN ASSET INVESTMENT CORP.
                                       (Registrant)


                                       By: /s/ WILLIAM C. ERBEY
                                           ------------------------------------
                                           William C. Erbey
                                           Chairman and Chief Executive Officer


Date:    December 22, 2000

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INDEX TO EXHIBIT



EXHIBIT NO.   DESCRIPTION                                               PAGE

99.1          News release of Ocwen Asset Investment Corp. dated          5
              December 22, 2000, announcing that Ocwen Asset
              Investment Corp. successfully completed its tender offer and consent solicitation on December 21, 2000.



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